                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 8, 2000 included in FieldWorks, Incorporated's Form 10-K for the year ended January 2, 2000 and to all references to our Firm included in this registration statement.


                                               /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  April 6, 2000